UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 16, 2017)

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (931) 380-2265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2017, Community First, Inc., a Tennessee corporation (the “Company”), the Company held its Annual Meeting of Shareholders (the “Shareholders Meeting”), for which the Company’s board of directors solicited proxies, at 4:00 p.m. local time, at the Operations building of Community First Bank & Trust, a wholly-owned bank subsidiary of the Company, located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401. At the Shareholders Meeting, the Company’s shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement dated April 3, 2017 (the “Proxy Statement”). The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of four Class III directors, named in the Proxy Statement, to serve as members of the Company’s board of directors until the Company’s Annual Meeting of Shareholders in 2020. The following is a list of the directors elected at the Shareholders Meeting with the number of votes “For” and “Withheld,” as well as the number of “Broker Non-Votes”:

Class III Nominees	For	Withheld	Broker Non-Votes
Eslick E. Daniel, M.D.	2,841,360	20,680	—
Vasant G. Hari	2,819,965	42,075	—
Martin Maguire	2,821,314	40,726	—
Ruskin A. Vest, Jr.	2,839,901	22,139	—

Proposal 2: Executive Compensation

The non-binding, advisory vote on the compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the following tabulation:

For	Against	Abstentions	Broker Non-Votes
2,795,678	42,297	24,065	—

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the following tabulation:

For	Against	Abstentions	Broker Non-Votes
2,848,587	11,937	1,516	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Louis E. Holloway
Name:	Louis E. Holloway
Title:	Chief Executive Officer

Date: May 19, 2017